UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

BIOKEY (CAYMAN), INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	000-56853	93-3535498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
-	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 1, 2026, the audit committee of the board of directors of BioKey (Cayman), Inc. (the “Corporation”) approved the dismissal of Simon & Edward, LLP (“S&E”) and the engagement of Kreit & Chiu CPA LLP (“KC”) to serve as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2026.

S&E was the Corporation’s independent registered public accounting firm from October 17, 2024, to August 1, 2026. S&E’s reports on the Corporation’s financial statements for the fiscal years ended December 31, 2024 and 2025 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph regarding the Corporation’s ability to continue as a going concern in S&E’s report for the fiscal years ended December 31, 2024 and 2025. During the Corporation’s two most recent fiscal years and through June 30, 2026, there were no disagreements with S&E on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to S&E’s satisfaction, would have caused S&E to make reference to the subject matter of the disagreement in connection with its report on the Corporation’s financial statements for such periods. Furthermore, during the Corporation’s two most recent fiscal years and through June 30, 2026, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except for the previously disclosed identification of material weaknesses in the Corporation’s internal control over financial reporting.

The Corporation has provided S&E with a copy of the disclosures contained in this Item 4.01 and has requested that S&E furnish the Corporation with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Corporation in this Item 4.01 and, if not, stating the respects in which it does not agree. Since the letter is not available at the time of this filing, the Corporation has requested that S&E furnish the letter as promptly as possible so that it may be filed by amendment to this Form 8-K within ten business days after the date of this filing; any such letter will be filed by amendment within two business days of receipt.

During the Corporation’s two most recent fiscal years and through June 30, 2026, neither the Corporation nor anyone on its behalf consulted Kreit & Chiu CPA LLP with respect to any matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioKey (Cayman), Inc.

August 6, 2026	By:	/s/ T.S. Jiang
T.S. Jiang
Chief Executive Officer

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